UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023 (June 20, 2023)

CarbonMeta Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13110 NE 177th Place, #145

Woodinville, WA 98072

(Address of principal executive offices)

(844) 698-3777

(Registrant’s telephone number, including area code)

Copies to:

Gary L. Blum, Esq.

Law Offices of Gary L. Blum

3278 Wilshire Boulevard, Suite 603

Los Angeles, CA 90010

Phone: (213) 381-7450

Fax: (213) 384-1035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COWI	OTC Markets

Item 1.01 Entry into a Material Definitive Agreement

As previously reported in the Company’s Quarterly Report for the three months ended March 31, 2023 as filed with the Securities and Exchange Commission on May 31, 2023, the Company and North Bay Resources, Inc. (“NBRI”) signed a Memorandum of Understanding (MOU) to create a subsidiary corporation called CarbonMeta Green Resources Canada as a Limited Liability Company in British Columbia that shall be jointly owned and managed by NBRI and the Company, and whose objective shall be production of carbon-negative cementless concrete using olivine.

On June 21, 2023, the Company and NBRI entered into a definitive Joint Venture Agreement (the “Joint Venture Agreement”) to further memorialize their agreement and intentions as set forth in the MOU. Under the terms of the Joint Venture Agreement:

CarbonMeta Green Resources Canada will be a Limited Liability Company in British Columbia, Canada with initial equity ownership as follows:

●	51% of the equity will be owned by CarbonMeta Technologies, Inc.

●	49% of the equity will be owned by North Bay Resources, Inc.

CarbonMeta Green Resources Canada will be a research and development center whose focus will be on:

●	Establish CarbonMeta Green Resources Canada as a mining and processing center for the production of carbon-negative cementless concrete using olivine

●	Build and operate a production facility and demonstration program for the production of carbon-negative cementless concrete that can be distributed in North America.

●	Establish an agreed upon transfer price from NBRI to CarbonMeta Green Resources Canada for purchasing olivine that shall be updated quarterly.

●	Develop and establish supply chain relationships with potential North American distributors of carbon-negative cementless concrete, including but not limited to Carbon Conversion Group, Inc. (f/k/a CarbonMeta Green Building Materials, LLC) in the United States

●	Establish technology licensing relationships, industry partnerships, and marketing sponsorships related to the production of carbon-negative cementless concrete using olivine

The contributions from each of the Joint Venturers, for the purpose of this Joint Venture, is the sum set after the name of each Joint Venturer as follows:

North Bay Resources, Inc.	Availability of olivine from the mining claims that North Bay Resources owns; geological and operational expertise for mining and extracting olivine.

CarbonMeta Technologies, Inc.	Research and Development and Business Development expertise to process olivine into a cementitious raw material for the creation of carbon-negative concrete

The transaction closed on June 21, 2023.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Joint Venture Agreement between the Company and North Bay Resources, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBONMETA TECHNOLOGIES, INC.

Date: June 23, 2023	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer